Income Taxes (Principal Components Of Our Net Liability Representing Deferred Income Tax Balances) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
Intangible assets	$ (3,778)		$ (3,408)
Property, plant and equipment	(740)		(752)
U.S. loss carryforwards and tax credits, net	8,974	[1]	4,703	[1]
Subsidiary income	(1,671)	[2]	(1,459)	[2]
Stock-based compensation expense	968		725
Reserves, accruals and other	1,292		805
Change in warrants fair value	877		0
Valuation allowance	(5,922)		(3,874)
Interest rate swaps	0		50
Deferred Tax Assets, Net, Total	$ 0		$ (3,210)

[1]	The Company had federal net operating loss carryforwards amounting to approximately $13.3 million and $2.0 million at December 31, 2013 and 2012, respectively. The net operating loss carryforward at December 31, 2013 expires in fiscal years 2025 through 2033. Internal Revenue Code Section 382 limits utilization of these losses to $3.2 million per year. It is possible that future changes in ownership could result in changes to the amounts allowed by IRC Section 382. State net operating loss carryforwards amounted to approximately $2.0 million and $1.0 million as of December 31, 2013 and 2012, respectively.
[2]	A deferred tax liability has been recorded for income taxes which may become payable upon distribution of earnings of CTSAS, our French subsidiary. The estimated amount of tax that might be payable with regard to any distribution for foreign subsidiary earnings is reported net of foreign taxes paid, which are creditable against our domestic tax liability. We do not permanently reinvest our foreign subsidiary’s earnings. The Company continually evaluates our assertion; if our foreign business needs change, so may our assertion.